                             LETTER OF TRANSMITTAL
                                       TO
                         TENDER SHARES OF COMMON STOCK
         (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE PREFERRED STOCK)

                                       OF
                         GAYLORD CONTAINER CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 28, 2001

                           AND THE SUPPLEMENT THERETO
                             DATED DECEMBER 3, 2001

                                       BY

                     TEMPLE-INLAND ACQUISITION CORPORATION
                      AN INDIRECT, WHOLLY-OWNED SUBSIDIARY

                                       OF

                               TEMPLE-INLAND INC.

  THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL EXPIRE AT 12:00
   MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JANUARY 7, 2002, UNLESS EXTENDED.

                        The Depositary for the Offer is:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

           By Mail:                 By Overnight Delivery:                 By Hand:
      Wall Street Station              Wall Street Plaza               Wall Street Plaza
         P.O. Box 1010            88 Pine Street, 19th Floor      88 Pine Street, 19th Floor
    New York, NY 10268-1010           New York, NY 10005              New York, NY 10005

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 701-7636

                        Confirm Facsimile by Telephone:
                                 (212) 701-7624

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     STOCKHOLDERS WISHING TO TENDER THEIR SHARES MAY USE EITHER THIS LETTER OF TRANSMITTAL OR THE (BLUE) LETTER OF TRANSMITTAL THAT WAS DISTRIBUTED WITH THE OFFER TO PURCHASE. STOCKHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED (AND NOT PROPERLY WITHDRAWN) SHARES USING THE PREVIOUSLY DISTRIBUTED (BLUE) LETTER OF TRANSMITTAL OR (GREY) NOTICE OF GUARANTEED DELIVERY NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SUCH SHARES, EXCEPT AS MAY BE REQUIRED BY THE GUARANTEED DELIVERY PROCEDURES, IF SUCH PROCEDURES WERE UTILIZED.

-----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON             SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                  SHARE CERTIFICATE(S))                           (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER OF
                                                            SHARE CERTIFICATE    SHARES REPRESENTED BY     NUMBER OF SHARES
                                                               NUMBER(S)(1)     SHARE CERTIFICATE(S)(1)      TENDERED(2)
                                                            ---------------------------------------------------------------

                                                            ---------------------------------------------------------------

                                                            ---------------------------------------------------------------

                                                            ---------------------------------------------------------------

                                                            ---------------------------------------------------------------
                                                           TOTAL SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders who deliver Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
  [ ]  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
       INSTRUCTION 11.
-----------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders of the tendered Shares should be printed, if not already printed above, exactly as they appear on the Share Certificates tendered hereby.

     This revised GREEN Letter of Transmittal or the previously distributed BLUE Letter of Transmittal is to be used by stockholders of Gaylord Container Corporation if (a) Share Certificates (as defined below) are to be forwarded herewith or, (b) unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (pursuant to the procedures set forth in Section 3 of the Offer to Purchase).

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 herein. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                TENDER OF SHARES

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:
                                 -----------------------------------------------

   Account Number at The Depository Trust Company:
                                           -------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

   -----------------------------------------------------------------------------

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s):
                                 -----------------------------------------------

   Window Ticket Number (if any):
                                 -----------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                                      --------------------------

   Name of Eligible Institution that Guaranteed Delivery:
                                                         -----------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Temple-Inland Acquisition Corporation, a Delaware corporation (the "Purchaser") and an indirect, wholly-owned subsidiary of Temple-Inland Inc., a Delaware corporation ("Parent"), the above-described shares of Class A Common Stock, par value $.0001 per share (the "Common Stock"), of Gaylord Container Corporation, a Delaware corporation (the "Company"), including the associated rights to purchase preferred stock issued pursuant to the Rights Agreement (as defined in the Offer to Purchase) (the "Rights" and, together with the Common Stock, the "Shares"), pursuant to the Purchaser's offer to purchase all outstanding Shares for $1.25 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 28, 2001 (as amended and supplemented, the "Offer to Purchase"), the Supplement thereto, dated December 3, 2001 (the "Supplement") and in this revised Letter of Transmittal (as amended and supplemented, the "Letter of Transmittal" which, together with the Offer to Purchase and the Supplement, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

     The Company has distributed one Right for each outstanding Share pursuant to the Rights Agreement. The Rights are currently evidenced by and trade with certificates evidencing the Common Stock. The Company has taken such action so as to make the Rights Agreement inapplicable to the Purchaser and its affiliates and associates in connection with the Merger Agreement (as defined below) and the transactions contemplated thereby.

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of September 27, 2001 (as amended by Amendment No. 1 thereto, dated November 30, 2001, the "Merger Agreement"), among Parent, the Purchaser and the Company.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof with a record date before, and a payment date after the Expiration Date (as defined in Section 1 of the Offer to Purchase and Section 1 of the Supplement) (collectively, "Distributions") and irrevocably constitutes and appoints Computershare Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by The Depository Trust Company, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Kenneth M. Jastrow, II, Dale E. Stahl and M. Richard Warner in their respective capacities as officers or directors of the Purchaser, and any individual who shall thereafter succeed to any such office of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned shall, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and/or return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and/or return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check for the purchase price and/or return any such Share certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at The Depository Trust Company designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates representing Shares not tendered or accepted for payment are/is to be issued in the name of someone other than the undersigned.

   Issue:

   [ ] Check;
   [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 BELOW)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates representing Shares not tendered or accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered" above.

   Mail:

   [ ] Check;
   [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

          ------------------------------------------------------------

                                   IMPORTANT
                             STOCKHOLDER: SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Name(s)
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (Full Title)
                  --------------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number -------------------------------------------------

Taxpayer Identification or
Social Security Number
                     -----------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

Dated:
---------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s)
                     -----------------------------------------------------------

Name  --------------------------------------------------------------------------

Name of Firm -------------------------------------------------------------------

Address-------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number -------------------------------------------------

Dated:
---------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in The Depository Trust Company's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of shares into the Depositary's account at The Depository Trust Company, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase and Section 1 of the Supplement). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DEPOSITORY TRUST COMPANY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by the old Share Certificates but were not tendered, will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered for purchase unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered by this Letter of Transmittal are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted. See Instruction 1.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificates listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) tendered hereby.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such TIN is correct, that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person (including a U.S. resident alien). If a tendering stockholder is subject to backup withholding, the tendering stockholder must cross out Item (Y) of Part 3 of the Certification Box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to backup withholding on any payments made to such stockholder at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate for payments made after December 31, 2001 and before January 1, 2004 is 30%), but such withholdings will be refunded if such stockholder provides a TIN within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should submit an appropriate and properly completed IRS Form W-8BEN, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8BEN and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks, trust companies or other nominees.

     10. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement, the Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered (other than the Minimum Stock Condition, as defined in the Merger Agreement).

     11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify Computershare Trust Company of New York in its capacity as transfer agent for the Shares (telephone number: (800) 245-7630). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.

     IMPORTANT: IN ORDER FOR SHARES TO BE VALIDLY TENDERED PURSUANT TO THE OFFER, (1) ON OR PRIOR TO THE EXPIRATION DATE (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, AN AGENT'S MESSAGE MUST BE RECEIVED BY THE DEPOSITARY, (B) ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AND (C) EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER AND A BOOK-ENTRY CONFIRMATION MUST BE RECEIVED BY THE DEPOSITARY, OR (2) THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If such stockholder is subject to backup withholding, such stockholder must cross out Item (Y) of Part 3 on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder may be subject to backup withholding at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate for payments made after December 31, 2001 and before January 1, 2004 is 30%).

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate and properly completed IRS Form W-8BEN, attesting to that individual's exempt status. Such a Form W-8BEN may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold on any payments made to the stockholder at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate for payments made after December 31, 2001 and before January 1, 2004 is 30%). Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the Social Security Number of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the box in
Part 1(b), sign and date the Substitute Form W-9. If the box in Part 1(b) is checked, the Depositary will withhold at a rate equal to the fourth lowest rate applicable to ordinary income of unmarried individuals (under current law, the backup withholding rate for payments made after December 31, 2001 and before January 1, 2004 is 30%) on payments made for the stockholder, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK


                                 Name
                                 ----------------------------------------------------------------------------
 SUBSTITUTE
                                 Address
 FORM W-9
                                 --------------------------------------------------------------------------
                                ----------------------------------------------------------------------------
                                 (Number and Street)
                                ----------------------------------------------------------------------------
                                 (Zip
                                 Code)                             (City)                             (State)

 DEPARTMENT OF THE               PART 1(A) -- PLEASE PROVIDE YOUR TIN
 TREASURY INTERNAL               IN THE BOX AT RIGHT AND CERTIFY BY      TIN ------------------------------
 REVENUE SERVICE                 SIGNING AND DATING BELOW.              -----------------------------------
                                                                         (Social Security Number or
                                                                         Employer Identification Number)
                                 PART 1(B) -- PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE
                                 AWAITING RECEIPT OF, YOUR TIN                                 [ ]
 PAYER'S REQUEST FOR             PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT"
 TAXPAYER IDENTIFICATION         HERE (SEE INSTRUCTIONS)
 NUMBER (TIN)                    ----------------------------------------------------------------------------
                                 PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X) The
                                 number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and (Y) I am not subject to backup withholding because: (a)
                                 I am exempt from backup withholding, or (b) I have not been notified by the
                                 Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (Z) I am a U.S. person (including a U.S. resident alien).

                                 SIGNATURE
                 SIGN HERE       --------------------------------------------------------------------
                                 DATE
                                 ---------------------------------------------------------------------------

     CERTIFICATION OF INSTRUCTIONS -- You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR BY THE TIME OF PAYMENT, BACKUP WITHHOLDING WILL BE WITHHELD ON ALL REPORTABLE PAYMENTS MADE TO ME PURSUANT TO THIS OFFER.

-----------------------------------------       -----------------------------------------
                Signature                                         Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT A RATE EQUAL TO THE FOURTH LOWEST RATE APPLICABLE TO ORDINARY INCOME OF UNMARRIED INDIVIDUALS (UNDER CURRENT LAW, THE BACKUP WITHHOLDING RATE FOR PAYMENTS MADE AFTER DECEMBER 31, 2001 AND BEFORE JANUARY 1, 2004 IS 30%) ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                        The Depositary for the Offer is:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

           By Mail:                 By Overnight Delivery:                 By Hand:
      Wall Street Station              Wall Street Plaza               Wall Street Plaza
         P.O. Box 1010            88 Pine Street, 19th Floor      88 Pine Street, 19th Floor
    New York, NY 10268-1010           New York, NY 10005              New York, NY 10005

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 701-7636

                        Confirm Facsimile by Telephone:
                                 (212) 701-7624

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at the Purchaser's expense. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll-Free: (800) 549-6650

                      The Dealer Manager for the Offer is:

                              SALOMON SMITH BARNEY

                              388 Greenwich Street
                            New York, New York 10013
                         Call Toll-Free: (877) 446-1850